                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 3, 1999 included (or incorporated by reference) in AGCO Corporation's Annual Report on Form 10-K for the year ended December 31, 1998.

                               ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 29, 1999